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                                 SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ALZA Corporation
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                    Notice to ALZA Corporation Stockholders

        Please be advised that two columns relating to the exercise of stock options by certain executive officers of ALZA Corporation were inadvertently omitted from the table appearing on page 7 of ALZA's Definitive Proxy Statement dated March 30, 2001 under the caption "2000 AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES." The omitted information is included in the following table:

       2000 AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

 The following table sets forth, with respect to the Named Executive Officers, certain information relating to options exercised during fiscal 2000 and options held at fiscal year end.

                                                               Number of Securities                Value of Unexercised
                                                              Underlying Unexercised                   In-the-Money
                       Shares                               Options at Fiscal Year End        Options at Fiscal Year End (2)
                      Acquired            Value          --------------------------------  -------------------------------------
Name                 On Exercise       Realized(1)        Exercisable     Unexercisable       Exercisable        Unexercisable
----                -------------  --------------------  -------------  -----------------  ------------------  -----------------
Dr. Ernest Mario..        240,000      $6,263,555.75         1,718,000            600,000      $54,256,180.00     $12,459,344.98
Bruce C. Cozadd...         77,600       1,397,718.86           159,600            300,000        4,514,871.00       6,124,517.98
Peter D. Staple...         50,000       1,227,500.00           190,000            300,000        5,501,871.00       6,124,517.98
Dr. Samuel R. Saks        155,000       2,609,349.50            90,000            217,500        2,439,996.00       4,510,536.48
James R. Butler...        130,000       2,601,888.00            70,000            190,000        1,605,935.00       4,548,430.98

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(1)  Market value of ALZA Common Stock, based on the actual sale price less the exercise price.

(2) Market value of ALZA Common Stock at fiscal year end, based on the closing sales price as reported on the composite tape on December 31, 2000 ($42.50), minus the exercise price of "in-the-money" options.